UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2770 Sand Hill Road
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on March 17, 2023, SVB Financial Group (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case is administered under the caption In re SVB Financial Group, Case No: 23-10367 (the “Chapter 11 Case”). The Company is continuing to operate its remaining businesses, as a debtor in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Also as previously announced, on January 26, 2024, the Company filed its initial Chapter 11 plan of reorganization and subsequently filed revised versions of the Chapter 11 plan of reorganization with the Bankruptcy Court. On July 2, 2024, the Company filed an initial supplement to Chapter 11 plan of reorganization (the “Plan Supplement”) with the Bankruptcy Court. The Company filed amended versions of the Plan Supplement on July 16, 2024 and July 18, 2024.

On July 24, 2024, the Bankruptcy Court held a hearing on plan confirmation issues. On August 2, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Company’s Chapter 11 plan of reorganization (as amended, supplemented or otherwise modified from time to time, the “Plan”). A copy of the Confirmation Order, with a copy of the Plan attached as Exhibit A thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Form 8-K have the meanings given to them in the Plan. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the Plan as the same has been amended or supplemented from time to time prior to confirmation of the Plan and as may be further amended prior to the effective date of the Plan (the “Effective Date”).

Documents filed on the docket of and other information related to the Chapter 11 Case are available free of charge online at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

The Company expects that the Effective Date will occur as soon as all conditions precedent to the Plan have been satisfied or waived. Although the Company is targeting occurrence of the Effective Date as soon as reasonably practicable, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order.

Pursuant to the Plan, the Company will:

On the Effective Date, transfer certain of the Company’s assets as well of those of its direct and indirect subsidiaries to a Liquidating Trust, which will be established for the sole purpose of liquidating and distributing such assets.

The assets of the Company that are not transferred to the Liquidating Trust will remain with the reorganized Company, which will undergo certain restructuring transactions on or before the Effective Date as set forth in the Restructuring Transactions Memorandum that was filed as part of the Plan Supplement. Following the completion of the restructuring transactions, the reorganized Company will be a subsidiary of New Parent.

On the Effective Date, all existing Claims and Interests in the Company will be cancelled in accordance with the terms of the Plan.

The Plan provides for the following treatment of Claims and Interests in the Company:

•	All Other Secured Claims and All Other Priority Claims will be satisfied in full in accordance with the applicable sections of the Plan.

•

Each Holder of an Allowed Senior Note Claim will receive (a)(i) if and solely to the extent such Holder is a Qualified Holder, its Pro Rata Share of the Funded Debt Share of the New Parent Common Stock subject to dilution by any New Parent Transaction or (ii) if and solely to the extent such Holder is a Non-Qualified Holder, Cash in an amount equal to the value of the New Parent Common Stock it would be entitled to receive if it and all holders of Senior Notes Claims and Other General Unsecured Claims were Qualified Holders, (b) its Pro Rata share of the Class A-1 Trust Units and (c) Cash in an amount equal to the Senior Note Trustee Expenses that will be satisfied through application of the Senior Notes Indenture Trustee’s charging lien included in the applicable Indenture.

•

Each Holder of an Allowed Other General Unsecured Claim will receive: (a)(i)(A) if and solely to the extent such Holder is a Qualified Holder, its Pro Rata share (together with all Holders receiving Distributions in New Parent Common Stock) of the New Parent Common Stock subject to dilution by any New Parent Transaction or (B) if and solely to the extent such Holder is a Non-Qualified Holder, Cash in an amount equal to the value of the New Parent Common Stock it would be entitled to receive if it and all holders of Senior Notes Claims and Other General Unsecured Claims were Qualified Holders, and (ii) its Pro Rata share of the Class A-2 Trust Units; or (b) its Distribution in Cash in an amount equal to 45% of (i) the Allowed value of such Claim or (ii) $11,000,000 of such Claim, if such Claim exceeds $11,000,000, in either case, in full satisfaction of such Claim.

•

Each Holder of an Allowed Subordinated Note Claim will receive (a) its Pro Rata share of the Class A-3 Trust Units in an aggregate amount equal to such Holder’s Allowed Subordinated Note Claim and (b) Cash in an amount equal to the Subordinated Note Trustee Expenses that will be satisfied through application of the Subordinated Note Indenture Trustees’ charging liens included in the applicable Indentures.

•	Each Holder of an Allowed Preferred Equity Interest will receive its Pro Rata share of the Class C Trust Units.

•	No holders of Common Equity Interests or 510(b) Claims will receive any distributions on account of its Claim or Interest. All Common Equity Interests will be cancelled on the Effective Date.

The Plan also provides for the payment of certain other claims in cash, including Allowed Other Administrative Claims, Allowed Professional Fee Claim, the Ad Hoc Cross-Holder Group Expenses and the Ad Hoc Noteholder Group Expenses.

Information as to the assets and liability of the Company as of the most recent practicable date is included in the Company’s Monthly Operating Report for the period from July 1, 2024 to July 31, 2024, filed with the Court on August 21, 2024, and with the Securities and Exchange Commission on this Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders.

As provided in the Plan, the obligations of the Company under any certificate, Interest, share, note, bond, indenture, purchase right, option, warrant, intercreditor agreement, guaranty, indemnity or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Company or giving rise to any Claim or Interest, will be canceled solely as to the Company, and the Company will not have any continuing obligations thereunder and will be released therefrom on the Effective Date.

Pursuant to the Plan, all outstanding Equity Interests in the Company will be cancelled for no consideration on the Effective Date and no shares will be reserved for future issuance in respect of Claims and Interests filed and Allowed under the Plan, except for new common stock the Company will issue to the New Equityholders, which will be exchanged or converted into New Parent Common Stock. As of August 19, 2024, the Company was authorized to issue 150 million shares of $0.001 par value stock common stock, of which approximately 59,274,992 shares were issued and outstanding, and 20 million shares of $0.001 par value preferred stock, of which approximately 350,000 shares of Series A Preferred Stock, 7,500 shares of Series B Preferred Stock, 10,000 shares of Series C Preferred Stock, 10,000 shares of Series D Preferred Stock and 6,000 shares of Series E Preferred Stock were issued and outstanding. On or before the Effective Date, nominees on behalf of the Holders of Allowed General Unsecured Claims will form New Parent, New Parent will form Merger Sub and Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of New Parent. All of the Company’s common stock held by the New Equityholders will be exchanged or converted into New Parent Common Stock pursuant to the Plan. Even though the Company’s common stock may continue to be quoted on the OTC Pink Market before the Effective Date, under the Plan it has no underlying asset value and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC Pink Market or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.

Item 7.01.	Regulation FD Disclosure.

On August 21, 2024, the Company filed with the Bankruptcy Court its monthly operating report for the period beginning July 1, 2024 and ending July 31, 2024 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto, as Exhibit 99.1, and is incorporated herein by reference. The information set forth in Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Case are available electronically at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods shorter and otherwise different from those contained in the Company’s reports required to be filed pursuant to the Securities Act or Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As previously reported in a Form 12b-25 filed on May 9, 2023, the Company did not file a quarterly report on Form 10-Q for the period ended March 31, 2023 and does not intend to file any periodic reports for subsequent periods. Instead, the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Case and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information filed by the Company with the Bankruptcy Court.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact and/or the Monthly Operating Report, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Case and the Plan, including but not limited to, the effects of the Chapter 11 Case and the Plan on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the duration of the Chapter 11 Case, the Company’s ability to successfully implement the Plan, the Company’s ability to satisfy (or obtain waivers of) the conditions precedent to the effectiveness of the Plan, the Company’s ability to make distributions pursuant to the Plan, risks associated with third-party motions in the Chapter 11 Case, risks related to the trading of the Company’s securities on the OTC Pink Market, the risk that the Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Order of the Bankruptcy Court, dated August 2, 2024, confirming the Chapter 11 Plan of Reorganization of the Company.

99.1	Monthly Operating Report for the period ended July 31, 2024, filed with the United States Bankruptcy Court for the Southern District of New York

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: August 23, 2024	By:	/s/ Nicholas Grossi
Name: Nicholas Grossi
Title: Interim Chief Financial Officer